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                             [LIBERTY BELL GRAPHIC]


                            PHILADELPHIA CONSOLIDATED
                                 HOLDING CORP.



                                  FOUNDED 1962

                             [LIBERTY BELL GRAPHIC]

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects,technological developments,new and existing products, expectations for market segment and growth, the impact of Year 2000 issues, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates;(ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) catastrophe losses; and (vi) the impact of Year 2000 issues.


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                                       2
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                      EXPERIENCED AND MOTIVATED MANAGEMENT

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
                                                                              Years in
Name                          Position                                        Industry
James J. Maguire              Chairman & CEO                                     40

James J. Maguire, Jr.         President & COO                                    15

Sean S. Sweeney               Executive Vice President                           21

Craig P. Keller               Senior Vice President & CFO                        15

P. Daniel Eldridge            President & CEO-Liberty AmericanGroup              24

Christopher J. Maguire        Senior Vice President & Chief Underwriting         13
                              Officer


                                                         [LIBERTY BELL GRAPHIC]


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            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
                              ORGANIZATIONAL CHART


                             [LIBERTY BELL GRAPHIC]

                            PHILADELPHIA CONSOLIDATED
                                  HOLDING CORP.
                                        |
     --------------------------------------------------------------------------|
     |                   |                |                                    |
------------        -----------       ------------                        ----------
PHILADELPHIA                                                                LIBERTY
 INDEMNITY            MAGUIRE         PHILADELPHIA                         AMERICAN
 INSURANCE           INSURANCE         INSURANCE                           INSURANCE
  COMPANY           AGENCY, INC.        COMPANY                           GROUP, INC.
------------        -----------       ------------                        ----------
                                                             |                 |              |
                                                        -------------      ---------      -----------
                                                           MOBILE           LIBERTY
                                                         HOMEOWNERS        AMERICAN        MOBILE USA
                                                          INSURANCE        INSURANCE       INSURANCE
                                                        AGENCIES, INC.      COMPANY          COMPANY
                                                        -------------      ---------      -----------


                                                         [LIBERTY BELL GRAPHIC]


                                       4
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                                HISTORY OF PHLY


                             [LIBERTY BELL GRAPHIC]


62       Founded Maguire Insurance Agency, Inc.

78       Entered insurance risk bearing with front company

86       Obtained $18 million of mezzanine financing

86       Chartered Philadelphia Insurance Company

87       Purchased Philadelphia Indemnity Insurance Company

93       Completed IPO for $41 million at $6.50* per share

97       Received "A" claims-paying ability rating from Standard & Poor's

98       Received A+ (Superior) rating from A.M. Best

98       $103.5 million FELINE PRIDES offering

--------------------------------------------------------------------------------
99       ACQUISITION OF THE JERGER COMPANY, INC./LIBERTY AMERICAN GROUP

99       A.M. BEST AFFIRMS A+ POOLED RATING
--------------------------------------------------------------------------------

* $6.50 adjusted for 2 for 1 stock split on 11/05/97.


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                             SUMMARY OF THE OFFERING


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ISSUER:                 Philadelphia Consolidated Holding Corp.

SECURITIES
OFFERED:                FELINE PRIDES

OFFERING SIZE:          $103.5 million (includes 15% over-allotment option)

ISSUE PRICE:            $10.00 per FELINE PRIDES

CALL PROTECTION:        3 Years - May 2001

USE OF PROCEEDS:        Strategic acquisitions
                        Internal growth
                        General corporate purposes

RATING:                 "BBB" (S&P)

LEAD
UNDERWRITER:            Merrill Lynch & Co.



--------------------------------------------------------------------------------
                            Common Share Conversion
                            -----------------------
                           Per Pride - .4706 to .3858
                           Max 4,870,710 to 3,993,030
less than or equal to $21.25                     greater than or equal to $25.92
--------------------------------------------------------------------------------


                                                        [LIBERTY BELL GRAPHIC]


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                             INVESTMENT HIGHLIGHTS


                             [LIBERTY BELL GRAPHIC]

SPECIALIST        -   Focus on specialty niche commercial and personal insurance products

MIXED MARKETERS   -   Direct sales (20%), preferred agents (20%) andindependent brokers (60%)

UNDERWRITERS      -   9-year weighted average statutory combined ratio of <90%

INNOVATORS        -   Proven product innovator

MOTIVATED         -   Highly motivated and experienced management team

                  -   Beneficially own 46% of the Company

GROWING           -   Excellent historical earnings growth and future growth prospects

                  -   1995 to 1999 net income CAGR of 17.7%

STRONG            -   "A+" (Superior) from A.M. Best; "A" from Standard & Poor's


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                               BUSINESS STRATEGY


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-   Differentiation through VALUE-ADDED COVERAGE and service

-   Multiple Channels of Distribution

    -   Extensive network of independent brokers

    -   Specialized force of preferred agents

    -   Direct sales organization

    -   Select wholesalers

    -   Internet

-   SOUND UNDERWRITING AND PRICING discipline


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                                       8
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                             GROSS WRITTEN PREMIUMS

                                ($ in millions)

                                 CAGR = 27.4% *

                             [LIBERTY BELL GRAPHIC]
                              [BAR GRAPH OMITTED]

                         1995                      $104.2
                         1996                      $136.9
                         1997                      $159.1
                         1998                      $197.4
                         1999                      $274.9
                         YTD 9/30/00               $271.1

* CAGR Calculated on Years 1995 - 1999

                                                         [LIBERTY BELL GRAPHIC]

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
                                   NET INCOME

                                 ($ in millions)

                                 CAGR = 17.7% *

                             [LIBERTY BELL GRAPHIC]
                              [BAR GRAPH OMITTED]

                         1995                       $ 9.8
                         1996                       $13.4
                         1997                       $16.9
                         1998                       $20.0
                         1999                       $18.8
                         YTD 9/30/00                $19.6


          1995        1996        1997       1998        1998     YTD 9/30/00
------------------------------------------------------------------------------
EPS      $0.72       $0.94       $1.13       $1.34       $1.25       $1.34
------------------------------------------------------------------------------


* CAGR Calculated on Years 1995 - 1999


                                                         [LIBERTY BELL GRAPHIC]

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


                           SUPERIOR RETURN ON EQUITY

                       Return on Average Adjusted Equity*

                             5 Year Average = 17.4%

                             [LIBERTY BELL GRAPHIC]
                              [BAR GRAPH OMITTED]

                         1995                      16.8%
                         1996                      18.8%
                         1997                      19.5%
                         1998                      18.8%
                         1999                      13.0%
                         YTD 9/30/00               17.1%


* Based on average equity adjusted to exclude unrealized gains or losses and goodwill.


                                                         [LIBERTY BELL GRAPHIC]

                  NINE MONTHS ENDED SEPTEMBER 30TH HIGHLIGHTS

                     ($ in millions, except per share data)


                             [LIBERTY BELL GRAPHIC]

                                         SEPTEMBER      SEPTEMBER
                                         30, 2000        30, 1999            CHANGE
                                         --------        --------            ------
Gross Written Premiums                   $ 271.1          $ 204.4             32.6%

Net Earned Premiums                      $ 162.2          $ 121.1             33.9%

Net Investment Income                    $  18.1          $  15.3             18.3%

Net Operating Income                     $  17.0          $  11.4             49.1%

Loss & LAE Ratio                            58.1%            61.5%
Expense Ratio                               33.0%            32.1%
                                         -------          -------
Combined Ratio                              91.1%            93.6%
                                         =======          =======
===================================================================================
OPERATING EPS                            $  1.16          $  0.75             54.7%
===================================================================================


                                                         [LIBERTY BELL GRAPHIC]


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                   THE LIBERTY AMERICAN INSURANCE GROUP, INC.

                              INVESTMENT HIGHLIGHTS


                             [LIBERTY BELL GRAPHIC]

    -   Extensive experience - founded in 1946

    -   Specialization in underwriting and reinsurance

    -   State of the art system / Internet enabled

    -   130 full time experienced employees

    -   Business in 3 states

        -   Florida
        -   Arizona
        -   Nevada

    -   Filings in 12 Additional States


                                                         [LIBERTY BELL GRAPHIC]


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                   THE LIBERTY AMERICAN INSURANCE GROUP, INC.


                             [LIBERTY BELL GRAPHIC]

--------------------------------------------------------------------------------
                                INSURANCE AGENCY
--------------------------------------------------------------------------------

-   1999 brokered gross written premium

    -   Manufactured Homeowners                $16.7 MM

    -   Homeowners                              22.3 MM
                                               -----
    -   Total Brokered Premium                 $39.0 MM
                                               =====

--------------------------------------------------------------------------------
                               INSURANCE COMPANY
--------------------------------------------------------------------------------

-   1999 gross written premium

    -   Manufactured Homeowners                $32.6 MM

    -   National Flood Program                   9.4 MM
                                               -----

    -   Total gross written premium            $42.0 MM
                                               =====

-   Statutory combined ratio 4 year
    weighted average                            84.6 %

--------------------------------------------------------------------------------
                    -   1999 Gross Written Premium Produced
                                    $81.0 MM


                                                         [LIBERTY BELL GRAPHIC]

                                       14
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                       HIGH QUALITY INVESTMENT PORTFOLIO

                            As of September 30, 2000


                             [LIBERTY BELL GRAPHIC]

                              [PIE CHART OMITTED]

              Government/Corporate Bonds                        63.1%
              Common Stock                                      13.9%
              Preferred Stock                                    0.6%
              Cash Equivalents                                   3.3%
              Municipal Bonds                                   19.1%



-   Portfolio market value - $451.6mm

-   Fixed income securities

    -   91.7% A- or better

-   Portfolio duration 4.3 years

-   7.36% taxable equivalent yield

-   Quality long-term growth stocks


                                                         [LIBERTY BELL GRAPHIC]


                                       15
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                        CONSISTENTLY REDUNDANT RESERVES

                  PHLY UNDERWRITES AND RESERVES CONSERVATIVELY


                             [LIBERTY BELL GRAPHIC]

                                                        CALENDAR YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------
                           1990       1991       1992       1993       1994       1995       1996       1997       1998
                          ------     ------     ------     ------     ------     ------     ------     ------     ------
STATED RESERVES           $ 15.9     $ 22.2     $ 32.0     $ 38.7     $ 53.6     $ 68.2     $ 85.7     $108.9     $136.2


RE-ESTIMATED RESERVES     $ 14.5     $ 20.9     $ 28.0     $ 34.5     $ 47.4     $ 59.1     $ 76.3     $103.5     $136.0
                          ------     ------     ------     ------     ------     ------     ------     ------     ------

REDUNDANCY                $  1.4     $  1.3     $  4.0     $  4.2     $  6.2     $  9.1     $  9.4     $  5.4     $  0.2
                          ======     ======     ======     ======     ======     ======     ======     ======     ======


Source: Company 1999 10-K


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                                       16

                                   REINSURANCE



-   Treaty Reinsurance x $1.0 mm per Occurrence - All Lines

-   CAT Retention - $2.0 mm per Occurrence

-   CAT Cover - $168.0 mm

-   Aggregate Stop Loss Reinsurance @ 60%


                                                         [LIBERTY BELL GRAPHIC]

                     YTD 12/31/1999 GROSS WRITTEN PREMIUMS

                                 ($ in millions)


                             [LIBERTY BELL GRAPHIC]

                                   GWP BY LINE


                              [PIE CHART OMITTED]


                                      $ AMOUNT      PERCENTAGES
         Commercial Automobile         $ 24.4          8.9%
         Excess Liability              $ 65.0         23.7%
         New Programs                  $  3.1          1.1%
         Commercial Package            $ 86.9         31.6%
         Professional Liability        $ 48.5         17.6%
         Specialty Property            $ 21.6          7.9%
         Personal Lines                $ 25.4          9.2%

                               Total GWP = $ 274.9


                                                         [LIBERTY BELL GRAPHIC]

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                      YTD 9/30/2000 GROSS WRITTEN PREMIUMS

                                 ($ in millions)


                             [LIBERTY BELL GRAPHIC]

                                   GWP BY LINE


                              [PIE CHART OMITTED]

                                          $ Amount     Percentages
            Commercial Automobile          $ 11.0           4.1%
            Excess Liability               $ 50.1          18.5%
            New Programs                   $ 11.7           4.3%
            Nat'l Flood                    $  7.9           2.9%
            Commercial Package             $ 88.2          32.5%
            Professional Liability         $ 51.7          19.1%
            Specialty Property             $ 17.3           6.4%
            Personal Lines                 $ 33.2          12.2%


                               Total GWP = $271.1


                                                         [LIBERTY BELL GRAPHIC]

                   COMMERCIAL AUTOMOBILE AND EXCESS LIABILITY

                                 $ in millions

                             [LIBERTY BELL GRAPHIC]


                             GROSS WRITTEN PREMIUMS

                                  CAGR = 6.6% *

                               [BAR GRAPH OMITTED]

                                                 $ AMOUNT
                          1995                    $ 69.2
                          1996                    $ 74.9
                          1997                    $ 77.7
                          1998                    $ 85.7
                          1999                    $ 89.4
                          YTD 9/30/00             $ 61.1


* CAGR Calculated on Years 1995 - 1999



-   5% market share

-   33% of 1999 GWP

-   Leasing, rent-a-car and financial institutions

-   Providing products for over 35 years

-   Multiple products with numerous special features

-   50% 5-year organic growth potential


                                                         [LIBERTY BELL GRAPHIC]

                               COMMERCIAL PACKAGE

                                 $ in millions

                             [LIBERTY BELL GRAPHIC]


                             GROSS WRITTEN PREMIUMS

                                 CAGR = 36.4% *


                               [BAR GRAPH OMITTED]


                                                 $ AMOUNT
                          1995                    $ 25.1
                          1996                    $ 43.7
                          1997                    $ 60.0
                          1998                    $ 78.1
                          1999                    $ 86.9
                          YTD 9/30/00             $ 88.2

                     * CAGR Calculated on Years 1995 - 1999


-   3% market share

-   32% of 1999 GWP

- Targets non-profits, social and human services, health and fitness, schools and condominiums

-   General and professional liability, property, automobile & D&O coverages

-   Providing products for over 14 years

-   100% 5-year organic growth potential


                                                       [LIBERTY BELL GRAPHIC]

                                SPECIALTY LINES

                                 $ in millions

                             [LIBERTY BELL GRAPHIC]


                             GROSS WRITTEN PREMIUMS

                                  CAGR =54.6% *


                               [BAR GRAPH OMITTED]


                                                    $ AMOUNT
                  1995                               $  8.5
                  1996                               $ 16.6
                  1997                               $ 20.8
                  1998                               $ 30.4
                  1999                               $ 48.5
                  YTD 9/30/00                        $ 51.7


                     * CAGR Calculated on Years 1995 - 1999


-   Market share of <1%

-   18% of 1999 GWP

-   Targets non-profit and for-profits and an array of professionals

-   D&O liability and miscellaneous professional liability coverages

-   Introduced EXECUTIVE SAFEGUARD (SM) policy in 1996

-   200% 5-year organic growth potential


                                                         [LIBERTY BELL GRAPHIC]

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                      SPECIALTY PROPERTY AND INLAND MARINE

                                 $ in millions

                             [LIBERTY BELL GRAPHIC]

                               [BAR GRAPH OMITTED]


                                                $ AMOUNT
                 1998                              $ 1.1
                 1999                               21.6
                 YTD 9/30/00                        17.3


-   Market Share <1%

-   8% of 1999 GWP

- Targets larger, superior property accounts and specific classes of inland marine

-   Provides point-of-sale expertise, underwriting and service

-   New Agency partnerships

-   $30M GWP potential (over 5 years)


                                                         [LIBERTY BELL GRAPHIC]

                         SUPERIOR UNDERWRITING RESULTS

                             [LIBERTY BELL GRAPHIC]

                            Statutory Combined Ratios


                               [BAR GRAPH OMITTED]

                                    PHLY                Industry
          1991                      92.8%               108.7%
          1992                      95.8%               115.6%
          1993                      91.0%               106.8%
          1994                      89.4%               108.3%
          1995                      86.7%               106.3%
          1996                      86.8%               105.8%
          1997                      84.4%               101.1%
          1998                      85.1%               105.0%
          1999                      93.8%               107.5%E
          YTD 9/30/00               91.0%


--------------------------------------------------------------------------------
           PHLY                                          Industry

9 YEAR WTD AVERAGE = 88.9%                         9 YEAR AVERAGE = 107.0%
--------------------------------------------------------------------------------


                                                         [LIBERTY BELL GRAPHIC]

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                                  LOOKING AHEAD
                             DRIVERS OF THE FUTURE


                             [LIBERTY BELL GRAPHIC]


-   Organic growth

-   Personal Lines/Manufactured Housing

-   E-Commerce/Systems Initiatives

-   Partnership with preferred agents


                                                         [LIBERTY BELL GRAPHIC]

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                                 ORGANIC GROWTH
                                   -   DIRECT MARKETING
                                       -   CROSS SELLING


                             [LIBERTY BELL GRAPHIC]


                   36 OFFICES IN 8 REGIONS COVERING THE U.S.


          [UNITED STATES GRAPH WITH OFFICES AND REGIONS MARKED OMITTED]



                   2000 est. gross written premium growth-15%

                        -   Direct account solicitation

                         -   4000 Broker relationships


                                                         [LIBERTY BELL GRAPHIC]

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                       PERSONAL LINES/MANUFACTURED HOUSING


-   National Expansion - 13 Additional States

-   Internet Capability for Agents (www.accessphly.com)

    -   Rate, quote, issue, bill online

    -   View entire account history and submit claims online

-   Manufactured Housing Parks - Internet Access for Residents


                                                         [LIBERTY BELL GRAPHIC]

                         E-COMMERCE/SYSTEMS INITIATIVES


                             [LIBERTY BELL GRAPHIC]


-   Web Site--apps, forms, affiliated links program, company info

-   Intranet Development--secure portal for employees

    -   Run proprietary applications and e-mail

    -   E-PHLY--access data warehouse reports

    -   Order supplies & printed materials

    -   Online document sharing

-   Extranet Development--secure portal for third parties

    -   Agent access to billing and loss information

    -   Rate, quote, issue and bill for select products


                                                         [LIBERTY BELL GRAPHIC]

                         E-COMMERCE/SYSTEMS INITIATIVES


                             [LIBERTY BELL GRAPHIC]


-   Portals and Partnerships

    -   VerticalNet (Private Company D&O)

    -   Consultantlocator.com (Consultants E&O)

    -   IWIX.net (All Specialty Lines products)

    -   "Hot links" from many industry sites

-   Secured URL's

    -   www.accessphly.com (online quotes)

    -   www.877getphly.com (customer service and bill paying)


                                                         [LIBERTY BELL GRAPHIC]

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


                       PARTNERSHIPS WITH PREFERRED AGENTS

                                 ($ in millions)


                             [LIBERTY BELL GRAPHIC]

                                 1999             2000E               GOAL
                                 ----             -----               ----
Preferred Agents                  69                80                  100

Gross Written Premiums           $40.0             $50.0               $200.0


                                                        [LIBERTY BELL GRAPHIC]

                                       30
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                             [LIBERTY BELL GRAPHIC]

                    PHILADELPHIA CONSOLIDATED HOLDING CORP.

                                  FOUNDED 1962